Exhibit 99.1

SYSTEMAX REPORTS SECOND QUARTER 2016 FINANCIAL RESULTS
-Declares $0.05 per share dividend-

PORT WASHINGTON, NY, August 2, 2016 – Systemax Inc. (NYSE: SYX) today announced financial results for the second quarter ended June 30, 2016.

Performance Summary* (U.S. dollars in millions, except per share data)
Highlights	Quarter Ended June 30,		Six Months Ended June 30,
GAAP Results	2016	2015	2016	2015
Net sales	$420.8	$454.1	$850.6	$966.2
Gross profit	$81.5	$86.5	$164.9	$173.6
Gross margin	19.4%	19.0%	19.4%	18.0%
Operating income (loss)	$1.1	$(16.7)	$0.6	$(28.8)
Operating margin	0.3%	(3.7)%	0.1%	(3.0)%
Net income (loss) from continuing operations	$(2.0)	$(16.7)	$(3.1)	$(38.5)
Net income (loss) per share from continuing operations	$(0.05)	$(0.45)	$(0.08)	$(1.04)
Net income (loss) from discontinued operations	$(5.4)	$(11.7)	$(21.6)	$(18.5)
Net income (loss) per share from discontinued operations	$(0.15)	$(0.32)	$(0.58)	$(0.50)
Non-GAAP Results**
Net sales	$420.8	$434.9	$850.6	$867.9
Gross profit	$81.5	$85.1	$164.9	$163.6
Gross margin	19.4%	19.6%	19.4%	18.9%
Operating income	$2.3	$7.3	$4.2	$8.9
Operating margin	0.5%	1.7%	0.5%	1.0%
Net income (loss) from continuing operations	$0.8	$5.5	$2.9	$1.8
Net income (loss) per share from continuing operations	$0.02	$0.15	$0.08	$0.05
Net income (loss) from discontinued operations	$(6.0)	$(36.3)	$(24.0)	$(55.2)
Net income (loss) per share from discontinued operations	$(0.16)	$(0.98)	$(0.65)	$(1.49)

* The actual fiscal quarter ended on July 2, 2016.  The second quarters of both 2016 and 2015 included 13 weeks, respectively.

** On December 1, 2015 the Company closed on the sale of certain assets of its North American Technology Group (“NATG”).  Pursuant to this transaction, the Company is winding down the remaining operations of NATG during 2016.  Recently revised United States Generally Accepted Accounting Principles (“GAAP”) prevent the Company from presenting the entire NATG segment as a “discontinued operation” despite the entire NATG segment being discontinued.  In the GAAP presentation, the retail operations which were discontinued by the Company prior to the transaction, along with allocations of common distribution and back office costs, are presented as part of the Company’s continuing operations for all periods; other NATG operations that were sold as well as the remaining retail operations that existed at the time of the transaction (and were subsequently discontinued by the Company) are presented as discontinued operations for all periods.  The Company believes that the non-GAAP presentation conveys additional meaningful information to investors.  The non-GAAP results reflect the entire NATG segment as a discontinued operation for all periods presented as well as adjustments for non-recurring items, intangible amortization, equity compensation and a normalized effective tax rate in recurring operations.  See accompanying GAAP reconciliation tables.

GAAP Second Quarter 2016 Financial Summary:

•	Consolidated sales decreased 7.3% to $420.8 million in U.S. dollars. On a constant currency basis, sales decreased 7.2%.
•	Industrial Products Group sales grew 0.5% to $181.8 million in U.S. dollars. On a constant currency basis, sales grew 0.8%.
•	EMEA Technology Products Group sales decreased 5.7% to $238.1 million in U.S. dollars. On a constant currency basis, sales decreased 5.6%.
•	Consolidated operating income was $1.1 million compared to a loss of $16.7 million last year.
•	Diluted net loss per share from continuing operations was $0.05.

Non-GAAP Second Quarter 2016 Continuing Operations Financial Summary:

•	Consolidated sales decreased 3.2% to $420.8 million in U.S. dollars. On a constant currency basis, sales decreased 3.1%.
•	Industrial Products Group sales grew 0.5% to $181.8 million in U.S. dollars. On a constant currency basis, sales grew 0.8%.
•	EMEA Technology Products Group sales decreased 5.7% to $238.1 million in U.S. dollars. On a constant currency basis, sales decreased 5.6%.
•	Consolidated operating income was $2.3 million compared to $7.3 million last year.
•	Diluted net income per share was $0.02.

GAAP Six Months 2016 Financial Summary:

•	Consolidated sales decreased 12.0% to $850.6 million in U.S. dollars. On a constant currency basis and excluding the January 2015 acquisition of the Plant Equipment Group (P.E.G.) in North America, sales decreased 11.6%.
•	Industrial Products Group sales grew 3.7% to $352.4 million in U.S. dollars. On a constant currency basis and excluding the January 2015 acquisition of P.E.G., sales grew 2.1%.
•	EMEA Technology Products Group sales decreased 5.5% to $496.3 million in U.S. dollars. On a constant currency basis, sales decreased 3.9%.
•	Consolidated operating income was $0.6 million compared to a loss of $28.8 million last year.
•	Diluted net loss per share was $0.08.

Non-GAAP Six Months 2016 Continuing Operations Financial Summary:

•	Consolidated sales decreased 2.0% to $850.6 million in U.S. dollars. On a constant currency basis and excluding the January 2015 acquisition of P.E.G., sales decreased 1.6%.
•	Industrial Products Group sales grew 3.7% to $352.4 million in U.S. dollars. On a constant currency basis and excluding P.E.G., sales grew 2.1%.
•	EMEA Technology Products Group sales decreased 5.5% to $496.3 million in U.S. dollars. On a constant currency basis, sales decreased 3.9%.
•	Consolidated operating income was $4.2 million compared to $8.9 million last year.
•	Diluted net income per share was $0.08.

Larry Reinhold, Chief Executive Officer, said, "In the quarter we continued to streamline our business, optimize our operations and took additional steps to improve our long-term profitability.  Industrial extended its revenue growth streak to 26 consecutive quarters despite a soft North American MRO market, improved efficiencies in its distribution network, and implemented a cost reduction initiative which will lower its annual cost structure by approximately $4 million.  Quarterly results include approximately $2.9 million in one-time costs associated with the cost reduction initiative and an inventory adjustment the Company gained visibility into during an IT system conversion.”

“In Europe, our largest market France delivered its 10th consecutive quarter of double digit growth despite a soft IT market, and our Netherlands Solutions business generated double digit growth for the second consecutive quarter, which were offset by declines in other markets.  In the U.K., turnaround efforts are moving forward and we successfully established a new sales office in north London, which included the recruitment of several senior sales executives.  In Netherlands we completed the consolidation of our offices to a new shared facility in Amstelveen which houses our employees from both the Solutions as well as the reseller business.  During the quarter we also initiated a strategic review of our German business which concluded successfully with the recently announced sale.”

“During the quarter, we made additional progress in winding down the former North American Technology Group business which included vacating the Miami office.  Remaining shut down activities relate primarily to collecting accounts receivable and settling leases and other contingencies.”

“As a result of the strategic initiatives we have accomplished in the past year, the Company has significantly simplified its structure, reported non-gaap operating profits and maintained a strong balance sheet. Accordingly, our board of directors has declared a cash dividend of $0.05 per share of common stock to shareholders of record at the close of August 19, 2016, payable on August 29, 2016.  We anticipate continuing a regular quarterly dividend in the future.  With a strong balance sheet we have the flexibility to return capital to shareholders, execute on our business plans and continue investing in our growth opportunities."

“At June 30, 2016, the Company had total working capital of $199.3 million, cash and cash equivalents of $165.2 million and excess availability under its credit facility of approximately $39.0 million,” Reinhold concluded.

Earnings Conference Call Details
Systemax Inc. will provide pre-recorded remarks on its second quarter 2016 results today, August 2, 2016 at 5:00 p.m. Eastern Time. A live webcast of the remarks will be available on the Company’s website at www.systemax.com in the investor relations section. The webcast will also be archived on www.systemax.com for approximately 90 days.

About Systemax Inc.
Systemax Inc. (www.systemax.com), a Fortune 1000 company, sells industrial and technology products through a system of branded e-Commerce websites and relationship marketers in North America and Europe. The primary brands are Global Industrial, C&H, MISCO and Inmac Wstore.

Forward Looking Statements.
This press release contains forward looking statements within the meaning of that term in the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934).  Additional written or oral forward looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission or otherwise.  Statements contained in this press release that are not historical facts are forward looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and are based on management’s estimates, assumptions and projections and are not guarantees of future performance.  The Company assumes no obligation to update these statements. Forward looking statements may include, but are not limited to, projections or estimates of revenue, income or loss, exit costs, cash flow needs and capital expenditures, statements regarding future operations, expansion or restructuring plans, including our recent exit from and winding down of our NATG operations, financing needs, compliance with financial covenants in loan agreements, the implementation or performance of technology systems discussed below, the turnaround plans for our UK operations, the performance of our shared service center in Hungary, fluctuations in economic conditions and exchange rates, including factors impacting our substantial international operations, plans for acquisition or sale of assets or businesses, consolidation and integration of operations of recently acquired businesses, plans relating to products or services of the Company, assessments of materiality, predictions of future events and the effects of pending and possible litigation, as well as assumptions relating to the foregoing. In addition, when used in this release, the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” and “plans” and variations thereof and similar expressions are intended to identify forward looking statements.

Other factors that may affect our future results of operations and financial condition include, but are not limited to, unanticipated developments in any one or more of the following areas, as well as other factors which may be detailed from time to time in our Securities and Exchange Commission filings: risks involved with e-commerce, including possible loss of business and customer dissatisfaction if outages or other computer-related problems should preclude customer access to our products and services; our ability to timely and efficiently exit and wind down our discontinued NATG business; our ability to timely and efficiently integrate recently acquired businesses, the Company’s management information systems and other technology platforms supporting our sales, procurement and other operations are critical to our operations and disruptions or delays, particularly as we continue to transition certain functions from our existing platforms to a new platform specifically developed for our needs, have occurred and could occur in the future, and if not timely addressed would have a material adverse effect on us; general economic conditions, will continue to impact our business; technological change, such as the effect of mobile devices on sales of PCs and laptop computers, have had and can continue to have a material effect on our product mix and results of operations; sales tax laws or government enforcement priorities may be changed which could result in ecommerce and direct mail retailers having to collect sales taxes in states where the current laws and interpretations do not require us to do so; our substantial international operations are subject to risks such as fluctuations in currency rates, foreign regulatory requirements, political uncertainty and the management of our expanding international operations infrastructure including our ability to timely and effectively operate our shared services center in Hungary; and managing various inventory risks, such as being unable to profitably resell excess or obsolete inventory and/or the loss of product return rights and price protection from our vendors.

Investor/Media Contacts:
Mike Smargiassi / Nancy Zakhary
Brainerd Communicators, Inc.
212-986-6667
smarg@braincomm.com
nancy@braincomm.com

- ### -

Condensed Consolidated Statements of Operations – GAAP - Unaudited
(In millions, except per share amounts)

	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Net sales	$420.8	$454.1	$850.6	$966.2
Cost of sales	339.3	367.6	$685.7	$792.6
Gross profit	$81.5	$86.5	$164.9	$173.6
Gross margin	19.4%	19.0%	19.4%	18.0%
Selling, general and administrative expenses	80.1	82.7	$162.4	$176.6
Special charges	0.3	20.5	$1.9	$25.8
Operating income (loss) from continuing operations	$1.1	$(16.7)	$0.6	$(28.8)
Operating margin	0.3%	(3.7)%	0.1%	(3.0)%
Interest and other (income) expense, net	1.0	(1.2)	$(0.3)	$7.0
Income (loss) from continuing operations before income taxes	$0.1	$(15.5)	$0.9	$(35.8)
Provision for (benefit from) income taxes	2.1	1.2	$4.0	$2.7
Net income (loss) from continuing operations	$(2.0)	$(16.7)	$(3.1)	$(38.5)
Net income (loss) from discontinued operations	$(5.4)	$(11.7)	$(21.6)	$(18.5)
Net income (loss)	$(7.4)	$(28.4)	$(24.7)	$(57.0)

Net income (loss) per common share from continuing operations:
Basic	$(0.05)	$(0.45)	$(0.08)	$(1.04)
Diluted	$(0.05)	$(0.45)	$(0.08)	$(1.04)

Net income (loss) per common share from discontinued operations:
Basic	$(0.15)	$(0.32)	$(0.58)	$(0.50)
Diluted	$(0.15)	$(0.32)	$(0.58)	$(0.50)

Weighted average common and common equivalent shares:
Basic	37.2	37.1	37.2	37.1
Diluted	37.2	37.1	37.2	37.1

SYSTEMAX INC.
Condensed Consolidated Balance Sheets – GAAP - Unaudited
(In millions)

	June 30,	December 31,
	2016	2015
Current assets:
Cash and cash equivalents	$165.2	$215.1
Accounts receivable, net	228.0	266.3
Inventories	126.4	144.4
Prepaid expenses and other current assets	9.9	14.5
Total current assets	529.5	640.3
Property, plant and equipment, net	34.4	38.3
Goodwill, intangibles and other assets	29.3	31.5
Total assets	$593.2	$710.1

Current liabilities:
Short-term debt	$0.2	$0.6
Accounts payable and accrued expenses	330.0	425.5
Total current liabilities	330.2	426.1
Long-term debt	0.1	0.4
Other liabilities	33.9	29.7
Shareholders’ equity	229.0	253.9
Total liabilities and shareholders’ equity	$593.2	$710.1

* Systemax manages its business and reports using a 52-53 week fiscal year that ends at midnight on the Saturday closest to December 31.  For clarity of presentation, fiscal years and quarters are described as if they ended on the last day of the respective calendar month.  The actual fiscal quarter ended on July 2, 2016. The second quarters of both 2016 and 2015 included 13 weeks. Certain prior period amounts have been reclassified to conform to current year presentation.

SYSTEMAX INC.

Supplemental Non-GAAP Continuing Operation Business Unit Summary Results** - Unaudited
Industrial Products Group
	Quarter Ended June 30,*			Six Months Ended June 30,*
	2016	2015	Change	2016	2015	Change
Sales	$181.8	$180.9	0.5%	$352.4	$339.8	3.7%
Gross profit	$49.8	$51.7	(3.7)%	$98.5	$97.2	1.3%
Gross margin	27.4%	28.6%		28.0%	28.6%
Operating income	$8.8	$13.3	(33.8)%	$16.9	$23.7	(28.7)%
Operating margin	4.8%	7.4%		4.8%	7.0%
EMEA Technology Products Group
	Quarter Ended June 30,*			Six Months Ended June 30,*
	2016	2015	Change	2016	2015	Change
Sales	$238.1	$252.6	(5.7)%	$496.3	$525.2	(5.5)%
Gross profit	$31.3	$32.5	(3.7)%	$65.4	$64.4	1.6%
Gross margin	13.1%	12.9%		13.2%	12.3%
Operating loss	$(2.2)	$(0.8)	(175.0)%	$(2.9)	$(5.2)	44.2%
Operating margin	(0.9)%	(0.3)%		(0.6)%	(1.0)%
Corporate & Other
	Quarter Ended June 30,*			Six Months Ended June 30,*
	2016	2015	Change	2016	2015	Change
Sales	$0.9	$1.4	(35.7)%	$1.9	$2.9	(34.5)%
Gross profit	$0.4	$0.9	(55.6)%	$1.0	$2.0	(50.0)%
Gross margin	44.4%	64.3%		52.6%	69.0%
Operating loss	$(4.3)	$(5.2)	17.3%	$(9.8)	$(9.6)	(2.1)%
Consolidated
	Quarter Ended June 30,*			Six Months Ended June 30,*
	2016	2015	Change	2016	2015	Change
Sales	$420.8	$434.9	(3.2)%	$850.6	$867.9	(2.0)%
Gross profit	$81.5	$85.1	(4.2)%	$164.9	$163.6	0.8%
Gross margin	19.4%	19.6%		19.4%	18.9%
Operating income	$2.3	$7.3	(68.5)%	$4.2	$8.9	(52.8)%
Operating margin	0.5%	1.7%		0.5%	1.0%

* Systemax manages its business and reports using a 52-53 week fiscal year that ends at midnight on the Saturday closest to December 31.  For clarity of presentation, fiscal years and quarters are described as if they ended on the last day of the respective calendar month.  The actual fiscal quarter ended on July 2, 2016. The second quarters of both 2016 and 2015 included 13 weeks. Certain prior period amounts have been reclassified to conform to current year presentation.

** On December 1, 2015 the Company closed on the sale of certain assets of its North American Technology Group (“NATG”).  Pursuant to this transaction, the Company is winding down the remaining operations of NATG during 2016.  Recently revised United States Generally Accepted Accounting Principles (“GAAP”) prevent the Company from presenting the entire NATG segment as a “discontinued operation” despite the entire NATG segment being discontinued.  In the GAAP presentation, the retail operations which were discontinued by the Company prior to the transaction, along with allocations of common distribution and back office costs, are presented as part of the Company’s continuing operations for all periods; other NATG operations that were sold as well as the remaining retail operations that existed at the time of the transaction (and were subsequently discontinued by the Company) are presented as discontinued operations for all periods.  The Company believes that the non-GAAP presentation conveys additional meaningful information to investors.  The non-GAAP results reflect the entire NATG segment as a discontinued operation for all periods presented as well as adjustments for non-recurring items, intangible amortization, equity compensation and a normalized effective tax rate in recurring operations.  See accompanying GAAP reconciliation tables.

SYSTEMAX INC.
Reconciliation of Segment GAAP Operating Income (Loss) from Continuing Operations to
Non-GAAP Operating Income (Loss) from Continuing Operations – Unaudited
(In millions)

	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Industrial Products	$8.6	$14.0	$16.5	$23.7
Technology Products - EMEA	(2.4)	(1.6)	(3.2)	(6.4)
Technology Products - NATG	(0.6)	(23.8)	(2.4)	(36.1)
Corporate and Other	(4.5)	(5.3)	(10.3)	(10.0)
GAAP operating income (loss)	1.1	(16.7)	0.6	(28.8)
Non-GAAP adjustments:
Industrial Products:
Integration Costs	0.0	0.0	0.0	0.4
Intangible asset amortization	0.1	0.1	0.2	0.1
Stock based and other special compensation	0.1	(0.8)	0.2	(0.5)
Total Non-GAAP Adjustments – Industrial Products	0.2	(0.7)	0.4	0.0

Technology Products - EMEA:
Severance and other reorganization charges	0.0	0.7	0.0	0.7
Asset Impairment Charges	0.0	0.0	0.0	0.3
Intangible asset amortization	0.1	0.1	0.2	0.2
Stock based compensation	0.1	0.0	0.1	0.0
Total Non-GAAP Adjustments: Technology Products EMEA	0.2	0.8	0.3	1.2

Technology Products - NA:
Reverse results of NATG included in GAAP continuing operations	0.6	23.8	2.4	36.1
Total Non-GAAP Adjustments : Technology Products NA	0.6	23.8	2.4	36.1

Corporate and Other:
Stock based compensation	0.2	0.1	0.5	0.4
Total Non-GAAP Adjustments: Corporate and Other	0.2	0.1	0.5	0.4

Industrial Products	8.8	13.3	16.9	23.7
Technology Products- EMEA	(2.2)	(0.8)	(2.9)	(5.2)
Technology Products- NA	0.0	0.0	0.0	0.0
Corporate and Other	(4.3)	(5.2)	(9.8)	(9.6)
Non-GAAP operating income (loss)	$2.3	$7.3	$4.2	$8.9

SYSTEMAX INC.
Reconciliation of GAAP Net Income (Loss) from Continuing Operations to
Non-GAAP Net Income (Loss) from Continuing Operations – Unaudited
(In millions)

	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
GAAP
Net income (loss) from continuing operations	$(2.0)	$(16.7)	$(3.1)	$(38.5)
Provision for (benefit from) income taxes from continuing operations	2.1	1.2	4.0	2.7
Income (loss) from continuing operations before income taxes	0.1	(15.5)	0.9	(35.8)
Interest and other (income) expense from continuing operations, net	1.0	(1.2)	(0.3)	7.0
Operating income (loss) from continuing operations	1.1	(16.7)	0.6	(28.8)

Non-GAAP
Reverse results of NATG included in GAAP operating income from continuing operations	0.6	23.8	2.4	36.1
Non-recurring adjustments	0.0	0.7	0.0	1.4
Recurring adjustments	0.6	(0.5)	1.2	0.2
Adjusted operating income (loss)	2.3	7.3	4.2	8.9
Interest and other expense (income), net	1.0	(1.2)	(0.3)	7.0
Reverse results of NATG included in GAAP interest and other expense (income), net	0.0	0.0.	0.0	(0.8)
Income before income taxes	1.3	8.5	4.5	2.7
Normalized provision for (benefit from) income taxes	0.5	3.0	1.6	0.9
Normalized effective tax rate(1)	35.0%	35.0%	35.0%	35.0%
Non-GAAP net income from continuing operations	$0.8	$5.5	$2.9	$1.8

GAAP net income (loss) per diluted share from continuing operations	$(0.05)	$(0.45)	$(0.08)	$(1.04)
Non-GAAP net income (loss) per diluted share from continuing operations	$0.02	$0.15	$0.08	$0.05

(1)	Effective tax rate of 35% used in all periods.

SYSTEMAX INC.
Reconciliation of GAAP Net Income (Loss) from Continuing Operations to Non-GAAP Net Income (Loss) from Discontinued Operations – Unaudited
(In millions)

	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
GAAP
Net income (loss) from discontinued operations	$(5.4)	$(11.7)	$(21.6)	$(18.5)

Non-GAAP
Results of NATG included in GAAP operating income from continuing operations	(0.6)	(23.8)	(2.4)	(36.1)
NATG net tax adjustments	0.0	(0.8)	0.0	0.2
Reverse NATG interest and other expense (income), net from continuing operations	0.0	0.0	0.0	(0.8)
Total Non-GAAP adjustments	(0.6)	(24.6)	(2.4)	(36.7)
Non-GAAP net income (loss) from discontinued operations	$(6.0)	$(36.3)	$(24.0)	$(55.2)

GAAP net income (loss) per diluted share from discontinued operations	$(0.15)	$(0.32)	$(0.58)	$(0.50)
Non-GAAP net income (loss) per diluted share from discontinued operations	$(0.16)	$(0.98)	$(0.65)	$(1.49)